Exhibit 10.1
2011 Incentive Compensation Program
Amir Bassan-Eskenazi, President and Chief Executive Officer

Base Salary (annual):	$412,000
Bonus Potential:
First Half	222,480
Second Half	222,480

Total	$444,960

First Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve bookings goal	20%
2) Achieve revenues goal	20%
3) Achieve opex goal	20%
4) Achieve product development goal	20%
5) Achieve teamwork goal	20%

Total	100%
2011 Incentive Compensation Program
Ravi Narula, Senior Vice President and Chief Financial Officer

Base Salary (annual):	$253,100
Bonus Potential:
First Half	75,930
Second Half	75,930

Total	$151,860

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve operating results goals	20%
2) Achieve financial management goals	10%
3) Achieve processes improvements goals	7.5%
4) Achieve audit and financial controls goals	15%
5) Achieve employee satisfaction and retention goal	2.5%
6) Achieve group goal (CEO’s goals)	50%

Total	100%

2011 Incentive Compensation Program
Rob Horton, Senior Vice President and General Counsel

Base Salary (annual):	$250,000
Bonus Potential:
First Half	75,000
Second Half	75,000

Total	$150,000

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve corporate governance securities compliance goals	10%
2) Achieve legal department customer satisfaction goals	10%
3) Achieve human resources goals	10%
4) Achieve Board of Directors support goals	7.5%
5) Achieve litigation management goals	10%
6) Achieve teamwork goal	2.5%
7) Achieve group goal (CEO’s goals)	50%

Total	100%
2011 Incentive Compensation Program
Ran Oz, Executive Vice President and Chief Technology Officer

Base Salary (annual):	$225,000
Bonus Potential:
First Half	67,500
Second Half	67,500

Total	$135,000

Second Half
% Goal
2010 Officer Bonus Goal	Weighting
1) Achieve specified technology demonstration goals	12.5%
2) Achieve roadmap goals	15%
3) Achieve corporate development goals	7.5%
4) Achieve intellectual property goal	5%
5) Achieve partnership goals	5%
6) Achieve teamwork goal	5%
7) Achieve group goal (CEO’s goals)	50%

Total	100%